UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of November 16, 2023, the Board of Directors (the “Board”) of Cytokinetics, Incorporated (the “Company”) approved and adopted an amendment and restatement of the Amended and Restated Bylaws of the Company (as so amended and restated, the “Revised Bylaws”) to, among other things:

•
require stockholders seeking to nominate directors pursuant to the universal proxy rules adopted by the Securities and Exchange Commission to comply with the requirements of those rules and provide reasonable evidence of such compliance upon request;
•
enhance the procedural mechanics and disclosure requirements in connection with a stockholder’s submission of a proposal or nomination under the Company’s advance notice bylaw, including by requiring such stockholder to (a) provide additional background information, disclosures and representations with respect to the stockholder, any nominees proposed by the stockholder and certain other interested persons in the required notice and (b) update such notice, if necessary, so that it remains true and correct both as of the record date and ten business days prior to the applicable meeting;
•
require a stockholder soliciting proxies from other stockholders to use a proxy color other than white;
•
modify the provisions applicable to the adjournment and conduct of stockholder meetings, including by clarifying the Board’s ability to adjourn or postpone such meetings;
•
conform portions of the Revised Bylaws to the Delaware General Corporation Law; and
•
make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing summary and description of the Revised Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, dated November 16, 2023.
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	November 17, 2023	By:	/s/ John O. Faurescu
John O. Faurescu, Esq. Associate General Counsel & Corporate Secretary